UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

HILLTOP HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96697-P52218 *Please check the meeting materials for any special requirements for meeting attendance. HILLTOP HOLDINGS INC. 6565 HILLCREST AVENUE DALLAS, TX 75205 HILLTOP HOLDINGS INC. 2026 Annual Meeting Vote by July 22, 2026 11:59 PM ET. For shares held in a Plan, vote by July 20, 2026 11:59 PM ET. You invested in HILLTOP HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held July 23, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report for the year ended December 31, 2025 online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to July 9, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* July 23, 2026 10:00 AM, CDT Virtually at: www.virtualshareholdermeeting.com/HTH2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V96698-P52218 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Rhodes R. Bobbitt 02) Dana Bober 03) J. Taylor Crandall 04) Hill A. Feinberg 05) Jeremy B. Ford 06) Stephen H. Haworth 07) Lee Lewis 08) Tom C. Nichols 09) W. Robert Nichols, III 10) Kenneth D. Russell 11) Jonathan S. Sobel 12) Robert C. Taylor, Jr. 13) Carl B. Webb 2. Non-binding advisory vote to approve executive compensation. For 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.’s independent registered public accounting firm for the 2026 fiscal year. For The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.